Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David M. Bronson, Executive Vice President and Chief Financial Officer of PSS World Medical, Inc. (the “Company”), hereby certify that the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. Bronson

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David M. Bronson

Executive Vice President and Chief Financial Officer

May 25, 2012